Exhibit  99.1

Convey Health Solutions to Acquire HealthSmart International, a Home
Healthcare Supplemental Benefits Company

Acquisition enhances Convey’s leading Medicare Advantage supplemental benefit offering

FORT LAUDERDALE, FL – January 10, 2022 – Convey Health Solutions Holdings, Inc. (NYSE: CNVY) (Convey), a leading healthcare technology and services company, announced today that it entered into a definitive agreement to acquire HealthSmart International (HealthSmart) for $77.5 million in cash. The transaction is subject to customary closing conditions, with up to $15 million of additional cash payable if HealthSmart achieves certain 2022 revenue targets. The acquisition of HealthSmart (https://www.livehealthsmart.com) will further expand Convey’s mission to provide industry leading solutions and services that improve health plan operations and elevate the member experience. The parties expect to close the transaction during the first quarter of 2022.

HealthSmart’s health, wellness and diagnostic products centered on home-based care will accelerate Convey’s capabilities to improve health outcomes through innovative supplemental benefits. Convey intends to leverage HealthSmart’s product development and supply chain expertise to introduce additional products and technologies to enhance the health at home benefit for Medicare Advantage members.

HealthSmart will support Convey’s vision to empower health plans to excel by delivering a more diverse healthcare product portfolio to their members while streamlining logistics, resulting in a better healthcare consumer experience. The acquisition will combine Convey’s best-in-class supplemental benefits administration technology and services solution with HealthSmart’s market leading abilities as a trusted supplier of quality consumer healthcare products. Convey will extend the solutions serving the Medicare Advantage supplemental benefits business through a broader set of consumer healthcare products and expertise that serves many of the top health plans in the U.S. today.

“The acquisition of HealthSmart will significantly enhance our supplemental benefits healthcare offering, as we believe we are combining our best-in-class technology with a product portfolio to improve the lives of the health plan members that we serve,” said Stephen Farrell, CEO for Convey. “We know through our longitudinal study that members with chronic conditions see better health outcomes when they have access to high-quality products that allow them to live healthy and independent lives at home. Importantly, our strong cash flow and solid balance sheet will allow us to finance this transaction exclusively with debt and will be immediately accretive to shareholders upon closing of the transaction.”

About Convey Health Solutions | Convey Health Solutions is a specialized healthcare technology and services company that is committed to providing clients with healthcare-specific, compliant member support solutions utilizing technology, engagement, and analytics. Convey Health Solutions’ administrative solutions for government-sponsored health plans help to optimize member interactions, ensure compliance, and support end-to-end Medicare processes. By combining its best-in-class, built-for-purpose technology platforms with dedicated and flexible business process solutions, Convey Health Solutions creates better business results and better healthcare consumer experiences on behalf of business customers and partners. Convey Health Solutions’ clients include some of the nation’s leading health insurance plans and pharmacy benefit management firms. Their healthcare- focused teams help several million Americans each year to navigate the complex Medicare Advantage and Part D landscape. To learn more about Convey Health Solutions, please visit www.ConveyHealthSolutions.com.

About HealthSmart | HealthSmart is part of the Briggs Corporation, a trusted partner to the healthcare industry for over 65 years. HealthSmart designs, creates and distributes products that help people live healthier, more independent lives.  HealthSmart’s innovative product assortment is designed to take into consideration both style and function – that’s because HealthSmart wants its customers to feel confident and informed when it comes to taking care of themselves and their loved ones.   The HealthSmart product portfolio includes respiratory devices, mobility aids, bath safety items, daily living aids, soft goods and digital diagnostics. To learn more about HealthSmart, please visit www.LiveHealthSmart.com.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements relating to the proposed purchase by Convey of all of the outstanding equity of HealthSmart and the combined financial performance of Convey and HealthSmart. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for us and our products and services, our future operations, financial or operating results, including our 2021 financial guidance, our excitement to continue leveraging data-driven insights to help new and existing health plan customers keep improving member outcomes as they become more focused on value-based care, that our liquidity and modest levels of debt position us well for both new product development and strategic M&A initiatives, anticipated business levels, our ability to create value for our clients and serve their business objectives, future earnings, planned activities, anticipated growth, market opportunities and our expectations with respect to the growth of the markets in which we compete, including the Medicare Advantage market, trends in the markets in which we compete, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “should,” continue,” contemplate,” “plan” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: our ability to retain our existing clients or attract new clients; our dependence on a small number of clients for a substantial portion of our total revenue; limitations of our clients’ growth prospects, and the failure of the size of the total addressable markets in which we compete or expect that we may compete in the future to grow at rates currently expected; increases in labor costs, including due to changing minimum wage laws, and an overall tightening of the labor market; an economic downturn or volatility, including as a result of the ongoing COVID-19 pandemic; developments in the Medicare Advantage market or the healthcare industry generally, including with respect to changing laws and regulations; security breaches, failures or other disruptions of the information technology systems used in our business operations or by our vendors; our ability to obtain, maintain, protect and enforce our intellectual property and proprietary rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property or proprietary rights of third parties; our substantial indebtedness, and the restrictions imposed by our indebtedness on our subsidiaries; a material weakness in our internal control over financial reporting and a failure to remediate a material weakness, and the effectiveness of our internal controls over financial reporting; and the significant influence our principal stockholder, TPG, has over us. For a further discussion of these and other factors that could impact our future results, performance or transactions, including the proposed purchase by Convey of all of the outstanding equity of HealthSmart, see the section Part II, Item 1A “Risk Factors” included in our Form 10-Q for the period ended September 30, 2021 and our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We qualify all of the forward-looking statements in this press release by these cautionary statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tom Pelegrin

Senior Vice President & Chief Revenue Officer

investorrelations@conveyhs.com

Investors Contact

Kevin Ellich

ICR Westwicke

ConveyHealthIR@westwicke.com